UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 16, 2011


                           RANCHER ENERGY CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                    000-51425                 98-0422451
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(State or other jurisdiction of    (Commission File          (IRS Employer
       of incorporation)                Number)          Identification Number)


                  999 18th Street, Suite 3400, Denver, CO 80202
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 629-1125
                                 --------------
               Registrant's telephone number, including area code


                                      N/A
                      -----------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                        SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Closing of Sale of Debtor's Assets

On March 16, 2011, Rancher Energy Corporation ("the Company") closed on the sale of substantially all of its assets pursuant to the Asset and Purchase Agreement with Linc Energy Petroleum (Wyoming), Inc. ("Linc") dated as of December 20, 2010, previously disclosed in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission (SEC) on March 3, 2011. Such sale of assets was approved by United States Bankruptcy Court for the District of Colorado (the "Court"), in connection with the Company's Chapter 11 Bankruptcy proceedings (Case number 09-32943.)

In exchange for cash of $20 Million plus other potential future consideration up to $825,000, and subject to other adjustments as specified in the Asset Purchase Agreement, the Company sold all right, title and interest in and to substantially all operating assets, properties, rights and business of every kind, character and description, to the extent owned, held or primarily used in the conduct of the Company's business. At December 31, 2010, the Company's total assets, not counting cash and cash equivalents and operator bond deposits had a total net book value of $16,500,000. Funds from the sale of assets were primarily used to pay outstanding principal and accrued interest on a Debtor-In-Possession Loan.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                      Description

            10.1 Asset Purchase Agreement by and between Rancher Energy Corp and Linc Energy Petroleum

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*Filed as an exhibit to the  Current  Report on Form 8-K,  filed with the SEC on
March 3, 2011




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             RANCHER ENERGY CORPORATION


                                             By: /s/ Jon Nicolaysen
                                                 -------------------------------
                                                 Jon Nicolaysen, Chief Executive
                                                 Officer


                                             Date: March 17, 2011























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